UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

December 14, 2004

Date of Report (Date of earliest event reported)

Commission File No. 000-16449

RAINING DATA CORPORATION

(Exact Name of registrant as specified in its charter)

Delaware	94-3046892
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

17500 Cartwright Road, Irvine, CA 92614

(Address of principal executive offices, Zip Code)

(949) 442-4400

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant  to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

On December 14, 2004, Raining Data Corporation (the “Company”) and Astoria Capital Partners, L.P. (“Astoria”) entered into an Agreement Regarding Amended and Restated Common Stock Purchase Warrant and 5% Convertible Subordinated Note Due 2008 which is attached as Exhibit 4.12 (the “Agreement”), the terms and provisions of which are described below. Such Agreement concerns the (1) Amended and Restated Common Stock Purchase Warrant originally issued to Astoria by the Company on December 1, 2000 and amended and restated on April 1, 2003 (the “Warrant”); (2) 5% Convertible Subordinated Note Due 2008 issued to Astoria by the Company on January 30, 2003 (the “Note”); and (3) Payment In Kind notes issued to Astoria by the Company at various times, as evidenced by letter agreements between the Company and Astoria (the “PIK Notes”), with respect to the interest payments that were due and payable under the Note and were not paid in cash.  The Agreement provides that the Company may redeem, in part, the Note and the PIK Notes prior to January 30, 2005 in an amount equal to $2,670,904.25 (the “Redemption Amount”), which amount is equal to the aggregate Exercise Price (as defined in the Warrant) of the Warrant if such Warrant were exercised in full.  On the date of the Agreement, Astoria shall exercise the Warrant in full pursuant to Section 2 of the Warrant and shall pay the Exercise Price in cash rather than through the net exercise provisions set forth in Section 3 of the Warrant.  Immediately following receipt of such payment, the Company shall pay Astoria the Redemption Amount.  In addition, the Agreement provides that the Redemption Amount shall be applied as follows:  first, to accrued and unpaid interest on the Note and PIK Notes in an amount equal to $247,128.88; second, to the principal amount of the PIK Notes in an amount equal to $1,914,165; and third, to the principal amount of the Note in an amount equal to $509,610.37(collectively, the “Cancelled Indebtedness”).  Upon such payment of the Redemption Amount, the Cancelled Indebtedness shall no longer be outstanding and shall be extinguished.

ITEM 9.01.                                    Financial Statements and Exhibits.

(c)                                  Exhibits.

4.12                           Agreement Regarding Amended and Restated Common Stock Purchase Warrant and 5% Convertible Subordinated Note Due 2008, dated December 14, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

RAINING DATA CORPORATION

By:	/s/ Brian C. Bezdek	Date: December 17, 2004
Brian C. Bezdek,
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

4.12	Agreement Regarding Amended and Restated Common Stock Purchase Warrant and 5% Convertible Subordinated Note Due 2008, dated December 14, 2004.